Inventory	12 Months Ended
Dec. 31, 2020
Classes of current inventories [abstract]
Inventory
Note 12 - Inventory

A.	Composition

	As of December 31,
	2020	2019
	NIS millions

Handsets	45	38
Accessories	10	8
Spare parts	18	20
	73	66

B.
The Group is testing slow moving inventory for impairment. In the framework of the test conducted in 2020 impairment was credited in the amount of ILS 6 million (2019 - ILS 3 million). The write-down is included in Cost of revenues.